THE McDANIEL BUILDING

                             OFFICE LEASE AGREEMENT

     This Lease Agreement (hereinafter called the "Agreement"), entered into this 7th day of March, 2000, by and between Warren Davis Properties II, L.L.C., a Missouri Limited Liability Company (hereinafter "Lessor") and Travelnow.Com (hereinafter "Lessee").

     1. Leased Premises: In consideration of the mutual covenants and agreements herein contained, Lessor hereby demises, leases and rents to Lessee and Lessee hereby takes and accepts from Lessor 3322 square feet in the McDaniel Building known as Suite 207 and 1830 square feet in the McDaniel Building known as Suite 610 (hereinafter the "Leased Premises"), located at 318 Park Central East, Springfield, Greene County, Missouri, 65806 together with any area used for special stairs or electrical, mechanical or telephone closets which are for the exclusive use of Lessee, for the term specified herein upon all the terms and conditions as set forth in this Agreement.

     2. Lease Term: This Agreement shall be effective and the Lease shall commence at 12:01 am on the lst day of May, 2000, and continue for a period of one year, and shall expire at 11:59pm on the 30th day of April 2001.

     3. Rental: Lessee shall pay to Lessor the total sum of $27,420.00 per year during the first term of this Lease and the total sum of $15,120.00 per year during the first term of this Lease, payable to Lessor at 316 Park Central East, Springfield, Missouri 65806, or at such other place as may be designated in writing by Lessor, payable in equal monthly installments of $2285.00.00 in advance, and in equal monthly installments of $1260.00 in advance, and without any right of demand or offset by Lessee, on the first day of each calendar month during the Lease term. The first such rental installments shall be paid on the effective date hereof, and if Lessee's occupancy under this Agreement commences on a date other than the first day of a calendar month, then the prorata portion of the rental applicable to the partial first month of Lessee's occupancy shall be paid on or before the first day of occupancy, and shall be in addition to the total rental set forth above. If any rental 'payment is received by Lessor more than ten (10) days after the due date, Lessee shall pay a late charge equal to ten percent (10%) of the monthly rental payment to Lessor as additional rent,

     4. Options to Renew: Lessor hereby grants to Lessee the option to renew this Lease Agreement for three successive renewal terms of one year each. THIS LEASE AGREEMENT SHALL AUTOMATiCALLY RENEW FOR SUCH OPTION TERMS UNLESS LESSEE SHALL DELIVER WR1TI'EN NOTICE TO LESSOR DECLINING SUCH RENEWAL TERMS AT LEAST SIXTY (60) DAYS PRIOR TO THE COMMENCEMENT DATE OF EACH RENEWAL TERM. During each renewal term, Lessee shall pay rental in the amounts set forth below each month in advance, in accordance with the terms and conditions set forth above. During each renewal term, all other terms and conditions of this Lease Agreement shall remain in full force and effect.

                    1st Renewal Term - $ 8.50 per square foot
                    2nd Renewal Term - $ 8.75 per square foot
                    3rd Renewal Term - $ 9.00 per square foot

     5. Security Deposit: Lessee shall deposit with Lessor the sum of $-0- on the date of execution of this Agreement as a Security Deposit. Lessor and Lessee mutually agree that the Security Deposit shall be deposited in Lessor's Property Management Account, to be held and pursuant to the terms of this Agreement. Upon the occurrence of any default by Lessee, Lessor, may from time to time, without prejudice to any other remedy, use the Security Deposit paid to Lessor by Lessee herein to the extent necessary to make good any arrearage of Rent or any other damage, injury or expense or liability caused to Lessor by such event of default, and the remaining balance of such Security Deposit shall be returned by Lessor to Lessee upon the termination of the Lease Agreement, provided Lessee shall have complied with all terms and conditions of the LEase. Such Security Deposit shall not be considered as an advance payment of rent or a measure of Lessor's damages in case of default by Lessee.

     6. Services by Lessor: Lessor shall furnish Lessee the following services in the McDaniel Building Monday through Friday, including holidays and weekends and on Saturday: hot, cold and refrigerated water at those points provided for general use of all tenants; electrical service for ordinary office machines and uses, excluding any business machine or other equipment of high electrical consumption characteristics (any special electrical service other than 110 volt shall be at Lessee's own expense); heated and refrigerated air conditioning in season, at such times as Lessor normally furnishes theses services to all tenants in the McDaniel Building, and at such temperatures and amounts as are considered by Lessor to be standard (excluding any special heating or air conditioning service needed by Lessee for computers or other equipment or uses), elevator service in common with other tenants in the building; janitorial cleaning services as may, in the judgment of Lessor, be reasonably required. Lessor shall furnish security services as may, in Lessor's sole judgment, be reasonably required. Lessor shall not be liable in damages to Lessee, or otherwise, for failure, stoppage or interruption of any such service, nor shall the same be construed as an eviction of Lessee, or allow any offset or abatement of rental or relieve Lessee from any covenant or agreement set forth herein. In the event of any failure, stoppage or interruption of such services, Lessor shall use reasonable diligence to resume such services promptly.

     7. Use of Premises: The Leased Premises shall be used only for the operation of Lessee's business "Travelnow.Com," as an internet office. Lessee agrees that at all times during this Lease and any extensions or renewals thereof; Lessee shall comply with arty and all applicable federal, state or local laws, ordinances or regulations respecting the use of the Leased Premises or Lesse's business, including but not limited to any and all statutes, rules, regulations or orders relating to the use or storage of hazardous substances or toxic materials, and zoning and fire codes.

     8. Maintenance and Repair by Lessor: Lessor, without extra charge except as provided herein, shall provide for the cleaning and maintenance of the public portions of the McDaniel Building, including exterior painting and landscaping surrounding the McDaniel Building, in keeping with the usual standard for first class office buildings in Springfield, Missouri. Unless otherwise expressly provided herein, Lessor shall not be required to make any improvements or repairs of any character on the Leased Premises during the term hereof, except such repairs as may be reasonably required to the exterior of walls, windows, roofs and the interior public corridors and floors, and the other structural elements and equipment of the McDaniel Building.

     9. Repair and Maintenance by Lessee: Lessee shall, at its own cost and expense. maintain and keep the Leased Premises in good repair and condition. Lessee agrees not to commit or allow any waste or damage to be committed on any portion of the Leased Premises. Lessee shall at its own cost and expense repair or replace any damage or injury done to the Leased Premises, to the McDaniel Building or any part thereof, caused by the acts or omissions of Lessee,1 its agents, employees, licensees or visitors. Upon termination of this Agreement for any reason, Lessee agrees to deliver up the Leased Premises to Lessor in as good a condition as on the date the Leased Premises were first occupied by Lessee, ordinary wear and tear excepted. Should Lessee fail to make such repairs or replacements promptly, Lessor may, at its option, enter the Leased Premises without such entering causing or constituting an interference with the possession of the Leased Premises by Lessee, arid make such repairs or replacements, and Lessee shall pay the cost thereof to Lessor on demand. Lessee shall maintain the Leased Premises in full compliance with all laws, codes and regulations applicable to the Leased Premises.

     10. Improvements by Lessee: Lessee shall have the right at any time, to construct additional improvements and/or install trade fixtures and equipment, and to make such other improvements on the Leased Premises as it may deem necessary in carrying out the purposes of this Lease, provided that no additions or changes in the present buildings shall be made until the written consent and approval of Lessor of construction plans, drawings and specifications is first obtained. Lessee agrees to furnish to Lessor, at no cost, a complete set of as-built drawings of such improvements. All construction or improvements by Lessee shall be done and completed in strict conformity with all applicable federal, state, county and city laws, rules, ordinances and codes and Lessee shall pay all bills and expenses associated with such improvements in full.

     Lessee agrees that it shall have sole responsibility for insuring its own furniture, fixtures, inventory and property from all causes of loss, and that Lessor shall have no liability to Lessee for damage to Lessee's furniture, fixtures, inventory or equipment from any cause or condition whatsoever; but that Lessee's sole remedy for any such damage shall be Lessee's own insurance proceeds.

     11. Parking and Service Areas: Lessee shall be entitled to the use 10 parking spaces during the lease term, in such locations as are designated by Lessor. Lessor shall have the right, as it deems necessary, to designate and mark certain parking spaces within the parking areas controlled by Lessor, as visitor parking. Lessor shall have control and enforcement of the parking of Lessee's employees' automobiles and all other vehicles in the parking areas and upon all drives and service areas appurtenant to the McDaniel Building. Lessor may, from time to time, adopt and change rules and regulations relating to such parking areas. Lessor shall not be liable for any losses sustained by Lessee or its employees from theft of, or for any damage to, any vehicle or other equipment (including any contents of vehicles) while located on the parking areas or upon the drives and service areas appurtenant to the McDaniel Building.

     12. Furniture, Fixtures and Personal Property of Lessee: Lessee Lessee may remove its trade fixtures, office supplies and moveable office furniture and personal property not attached to the McDaniel Building; provided that such removal is completed prior to the termination of this Agreement, that Lessee is not in default of any obligation or covenant of this Agreement at the time of such removal, and that Lessee promptly repairs all damage caused by any such removal at Lessee's sole cost. All other property on the Leased Premises and any alterations or additions to the Leased Premises, including but not limited to, wall-to-wall carpeting, paneling or other wall covering, and any other article attached or affixed to the walls, floors or ceilings of the Leased Premises, shall be deemed to be fixtures and shall become the property of the Lessor upon termination of this Agreement. Lessee shall leave all such fixtures upon the Leased Premises and shall surrender same with the Leased Premises as a part thereof at the termination of this Agreement for any reason, provided, however, that Lessor may, at its option, direct Lessee in writing to remove any and all alterations, additions, fixtures, equipment~ or property placed or installed by Lessee in the Leased Premises, and Lessee shall remove all such items within ten
(10) days of receipt of such direction from Lessor, and shall repair any damage caused by such removal at Lessee's sole cost.

     13. Cleaning of Premises upon Termination of Lease: Upon termination of this Lease for any reason, Lessee shall deliver possession of the Leased Premises to Lessor in a clean, habitable condition, and in good repair.

     14. Condition of Premises: Lessee acknowledges and agrees that it has inspected the Leased Premises and finds them in suitable condition for Lessee's business purposes and accepts such premises AS-IS.

     15. Default: Upon the failure of Lessee to pay installments of rentals or any part thereof within thirty (30) days of the due date, or to commence and diligently perform any other obligation of Lessee under this Lease within ten
(10) days of written notice of a default in such obligations, or upon Lessee becoming insolvent or the filing of a Petition in bankruptcy regarding Lessee's business, Lessee shall be in default and Lessor may declare this Lease null and void without further notice, or Lessee may reenter and take possession of the Leased Premises and all personal property and fixtures located therein without termination of the Lease, and may recover any and all rentals due in an appropriate action at law or in equity, or may recover the possession of said Premises and damages for the detention thereof by any appropriate remedy at law or in equity; provided, however, that the foregoing right of termination by the Lessor shall not affect or limit Lessee's obligations under paragraphs 9, 10, 11, 12 and 13 of this Lease. In the event of any reentry by Lessor, Lessee hereby expressly waives all claims for damages by reason hereof as well as all claims for damages by reason of any eviction proceedings or proceedings by way of sequestration or any other legal proceedings which Lessor may employ to recover any sums due hereunder or possession of the Leased Premises.

     16. Sale by Lessor: Lessor may transfer or assign all or any part of the Leased Premises or the Lease Agreement. Upon the transfer or conveyance of the McDaniel building, without further agreement of the parties, Lessor shall be relieved of and from any liability with respect to the obligations and covenants of Lessor contained in the Lease Agreement arising out of any act or occurrence after the date of such sale and the Purchaser at such sale or any subsequent sale shall be deemed, without further agreement of the parties, to have assumed and agreed to carry out the Lessor's covenants under the Lease Agreement. No change of ownership of the Leased Premises, or any assignment of rentals, shall be binding upon the Lessee until Lessee has been furnished with a true copy of said written transfer or assignment.

     17, Insurance and Indemnity: Lessee shall provide, pay the premiums for, and keep in force during the entire term of this Lease and any extensions or renewals thereof; general liability insurance with a good and solvent insurance company licensed to do business in the State of Missouri, naming the Lessor as an. additional insured, in the amounts of $500,000 in respect of injuries to any one person, $500,000 in respect of any one accident, and $100,000 in respect to property damage, and shall deliver certificates of such insurance to Lessor within 30 days from the date this Lease commences.

     Lessor agrees to hold Lessee harmless from any liability, claim or damage from injury or damage to any person or property resulting from the condition of the Leased Premises as of the date Lessee takes possession hereunder (but only if said condition is not a result of Lessee's breach of its covenants, duties and obligations contained in this Lease, or has not otherwise been caused in whole or in part by the actions or omissions of the Lessee, its employees, agents or contractors), or resulting from any acts or omissions of Lessor or anyone acting under its direction or control. Lessee agrees to defend and hold the Lessor harmless from any and all liability, suits, causes of action, claims or damages, including but not limited to costs and attorney's fees, due to injury or damage to any person or property or any environmental claims, losses, damages, cleanup costs, fines or penalties. resulting from or arising out of any actions or omissions of the Lessee, its agents, servants, employees, contractors or business invitees, or any defect in the premises excluding structural, first appearing or arising during Lessee's possession.

     Lessor shall obtain and maintain property and casualty insurance on the Leased Premises during the term of the Lease, and the proceeds of such insurance shall be Lessor's sole property. Lessee shall obtain and maintain any property or casualty insurance it desires regarding Lessee's personal property) fixtures, contents or business interruption coverage at Lessee's sole cost, and Lessee agrees that in no event shall Lessor be liable to Lessee for any damages to Lessee's goods, inventory or personal property. Every insurance policy obtained by both parties pursuant to the Lease Agreement shall expressly waive any and all rights of subrogation against the other party, its agents and employees. Lessee shall deliver to Lessor certificates of such insurance, which shall declare that the respective insurer may not cancel the same in whole or in part without giving Lessor written notice of its intention to do so at least ten (10) days in advance.

     18. Lessor's Warranties: Lessor hereby fully warrants the title to the Leased Premises, and will defend the same against all claims of all persons, and in the event of failure of title or loss of possession by Lessee, Lessee may cancel this Lease upon thirty (30) days written notice to Lessor.

     19. Condemnation: If the use of the Leased Premises by the Lessee shall be prohibited or enjoined by lawful authority, or if all of the Leased Premises is taken in condemnation, or if a sufficient part of the Leased Premises is taken in condemnation to interfere substantially with its use for Lessee's purposes, Lessee may, at its option, by giving to the Lessor thirty (30) days written notice of its intention to do so, terminate this Lease upon payment of all rentals due up to the expiration of said thirty (30) day period. All rentals which would become due during such time as the Leased Premises are unfit for use by Lessee as a result of such partial condemnation shall be canceled, and adjustment shall be made for parts of periods for which rentals shall have been paid. Lessee shall relocate all its equipment and property at Lessees cost, All condemnation proceeds shall be the sole property of Lessor.

     20. Assignment or subletting by Lessee: Lessee shall not assign this Lease or sublet the Leased Premises, in whole or in part, at any time during the term of this Lease or any extensions or renewals thereof, without the prior written consent of Lessor. However, any assignment of this Lease or subletting of the Leased Premises shall not in any way relieve Lessee from its obligation to fully comply with all terms and provisions contained herein, and any such assignment or subletting by Lessee shall require the Assignee or Sublessee to perform, jointly and severally with Lessee, each and every obligation of the Lessee hereunder. Neither this Lease nor any assignment, memorandum OF notice thereof shall be recorded by either party.

     21. Nuisances: Lessee hereby covenants and agrees that it shall keep the Leased Premises in a clean condition, in good repair, and shall not permit, or suffer any nuisance to be created, maintained or carried on upon the Leased Premises,

     22. Confidentiality: Lessee agrees that all terms and conditions of this Lease Agreement shall be kept strictly confidential and shall not be divulged to any other person.

     23. Subordination to Mortgage and Leases. The Lease Agreement is and shall always be subject and subordinate to the lien of any mortgages, leases, deeds of trust or other security instrument which are now or shall at any future time be placed upon the McDaniel Building, the Leased Premises or Lessor's rights hereunder and to any and all renewals, extensions, rearrangements, modifications or consolidations thereof provided that, in the event of a foreclosure under any such security instrument, the holder thereof shall forthwith notify Lessee of such holder's election to either (1) ratify and adopt the Lease Agreement, or
(2) terminate the Lease Agreement effective six (6) months following such notice. Such subordination shall be self-operative and no further instrument of subordination need be required by any security holder. In confirmation of such subordination, Lessee agrees to execute promptly any instrument deemed necessary by Lessor to further effect the subordination of the Lease Agreement to any such security interest.

     24. Fire and Other Casualty. If the Leased Premises, or any portion thereof, are partially or totally destroyed or damaged by fire or other casualty covered by the fire and extended coverage insurance carried by Lessor on the McDaniel Building, Lessor shall, repair and restore the damaged portion of the Leased Premises (excluding any tenant fit up work in excess of the building standard and any additions, equipment, furniture and alterations made by tenant) as soon as it is reasonably practicable to substantially the same condition in which the Leased Premises were before such damage to the extent permitted by the available insurance proceeds. Provided, however, that if the Leased Premises are completely destroyed or badly damaged such that repairs cannot be completed within six (6) months thereafter, the Lease Agreement may be terminated by either party hereto by serving written notice upon the other, and in such event, all insurance proceeds shall be the sole property of Lessor. Under no circumstances shall Lessor be liable to Lessee for business interruption or other consequential losses or damages.

     In the event the Leased Premises, or any portion thereof, is destroyed or damaged by fire or other casualty covered by the fire and extended coverage insurance carried by Lessor that such damaged portion can not reasonably be used by Lessee for the purpose herein provided and the Lease Agreement is not terminated as above provided, there shall be an abatement of rent to the extent that the damaged portion of the Leased Premises is unfit for use by Lessee in the ordinary course of its business until said damaged portion of the Leased Premises is made useable.

     In the event the Leased Premises, or any portion thereof, shall be destroyed or damaged by fire or other casualty resulting from the fault or negligence of Lessee, or the agents, employees, licensees or invitees of Lessee, such damage shall be repaired by and at the expense of Lessee (to the extent that such destruction or damage is not covered by the fire and extended coverage insurance carried by Lessor) under the direction and supervision of Lessor, and rent shall continue without abatement.

     26. Attorney's Fees. In the event Lessor or Lessee defaults in the performance of any of the terms, covenants, agreements or conditions contained in the Lease Agreement and the other party hereto places the enforcement of the Lease Agreement, or any part thereof, or the collection of any rent or any other charges due, or 'to become due hereunder, or recovery of the possession of the Leased Premises in the hands of any attorney, or files suit upon the same, it is agreed that the defaulting party shall pay the reasonable attorney's fees incurred by the party not in default.

     27. Non-Waiver. Neither acceptance of rent by Lessor nor failure by Lessor to complain of any action) non-action, or default of Lessee, whether singular or repetitive, shall constitute a waiver of any of Lessor's rights under the Lease Agreement. Waiver by Lessor of any rights for any default of Lessee shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. No act or thing done by Lessor or its agents shall be deemed to be an acceptance of surrender of the Leased Premises, and no agreement to accept a surrender of the Leased Premises shall be valid unless it is in writing and signed by a duly authorized officer or agent of Lessor.

     28. Access by Lessor. Not withstanding any provision of the Lease Agreement to the contrary, Lessor, its agents and employees, shall have access to and the right to enter upon the Leased Premises at any reasonable time to examine the condition thereof, to clean, repair or make alterations required or deemed necessary or desirable to be made by Lessor, to show the Leased Premises to prospective purchasers or tenants, and for any other purpose deemed reasonable by Lessor.

     29. Holding Over. Upon the termination of the Lease Agreement for any reason, Lessor shall have the right to reenter and resume possession of the Leased Premises. If Lessee should remain in possession of the Leased Premises after termination of the Lease Agreement without the execution by Lessor and Lessee of a new Lease Agreement, then Lessee shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance subject to all the covenants and terms of the Lease Agreement and the Rules and Regulations except the amount of Rent, and the Rent for any such holdover period shall be 200% of the Rent being paid by Lessee immediately prior to the termination date, and Lessee shall indemnify Lessor and hold Lessor harmless from any claims which may be asserted by any, third party who is unable to enter or occupy the Leased Premises because of Lessee's holdover occupancy thereof

     30. Severability. The Lease Agreement and the Rules and Regulations shall be construed in accordance with the laws of the State of Missouri. If any clause or provision hereof is illegal, invalid or unenforceable, under present or fUture laws effective during the Lease term hereof, then it is the intention of the parties hereto that the remainder of the Lease Agreement and these Rules and Regulations shall not be affected thereby.

     32. Building Rules and Regulations: Lessee acknowledges and agrees that Lessor has promulgated Building Rules and Regulations applicable to all tenants and lessees of the McDaniel Building, a copy of which are attached hereto as Addendum "B". Lessee specifically acknowledges and agrees that such rules and Regulations have been furnished to Lessee prior to Lessee's execution of this Agreement, that Lessee has read and understands said Rules and Regulations, and that such rules and Regulations shall be and are hereby made a part of this Agreement as if set forth in the body of this Agreement. Such Rules and Regulations shall be binding upon Lessee and Lessee agrees to comply with all provisions thereof. Lessee further agrees that such Rules and Regulations may be amended from time to time by Lessor in Lessor's sole discretion, and Lessee further agrees that any such amendments shall become a part of this Agreement upon their adoption by Lessor and delivery of a copy thereof to Lessee, and Lessee shall hereafter be bound thereby,

     33. Notices: Whenever in this Agreement it shall be required or permitted that notice or demand be given or served by any party hereto to or upon another, such notice or demand shall be given or served (and shall not be deemed to have been given or served unless) in writing and delivered personally or forwarded by Certified or Registered Mail, postage prepaid, addressed to the appropriate party at the address shown at the signature line. Such addresses may be changed from time to time by any party by serving notice as above provided.

     34. Obligations of Successors: It is mutually agreed that all the provisions hereof are to be construed as covenants and agreements as though the words imparting such covenants were used in each separate paragraph hereof, and that, except as restricted by the provisions of paragraph 20 hereof entitled "Assignment and Sublease," all the provisions hereof shall bind and enure to the benefit of the parties hereto) their respective heirs, legal representatives, successors and assigns.

     35. Entire Agreement: This instrument and the any attached Addendums A and B collectively constitute the entire agreement between the Lessor and Lessee, and no other promises or representations shall be binding unless made in writing and signed by Lessor and Lessee, The addendums attached to this Agreement are made a part hereof by this reference.

     36. Paragraph Captions: Paragraph captions herein are for Lessor's and Lessee's convenience only and neither limit nor amplify the provisions of this Agreement.

     37. Force Majeure: In the event that Lessor shall be delayed, hindered or prevented from the performance of any acts required hereunder by reason of acts of God, riots, fire, strike or the unavailability of materials, then performance of such acts shall be excused for the period of the delay, and the period for the performance of any such acts shall be extended for a period equivalent to the period of such delay.

     IN WITNESS WHEREOF, Lessor and Lessee, acting by and through their duly authorized representatives have hereby caused this Agreement to be executed in multiple counterparts, each of which shall have the force and effect of an original, as of the day and year first above written.


 LESSOR:                                          LESSEE:
 Warren Davis Properties II, L.L.C.               TravelNow.Com


  BY: /s/  Ron Shepherd                           BY:  /s/  Ross Summers
      ------------------------------                  --------------------------
      316 Park Central East, #101                   318 Park Central East, #306
      Springfield, Missouri 65806                   Springfield, Missouri 65806

                                  ADDENDUM "B"
                              RULES AND REGULATIONS

     1. Lessee shall not paint, display, inscribe, maintain or affix any sign, picture, advertisement, notice, lettering or direction on any part of the outside or inside of the Building, or on any part of the inside of the Leased Premises which can be seen from the outside of the Leased Premises, except on hallway doors of the Leased Premises, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by Lessor in writing. Lessor reserves the right to remove at Lessee's expense all matter other than the above provided for without notice to Lessee.

     2. In advertising or other publicity, without Lessor's prior written consent, Lessee shall not use the name of the Building except as the address of its business and shall not use pictures of the Building in advertising or publicity.

     3. Lessee shall not obstruct sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways in and about the Building. Lessee shall not place objects against glass partitions or doors or windows which would be unsightly from the Building corridor.

     4. Lessee shall not waste electricity, water or air conditioning and agrees to cooperate fully with Lessor to assure the most effective operation of the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls. Lessee shall keep corridor doors closed. Lessor shall not permit any objects to be placed on or dropped into any grills or devices in the Leased Premises utilized for heating or air conditioning.

     5. Lessee assumes responsibility for protecting its space from theft, robbery and pilferage which includes keeping doors locked and other means of entry to the Leased Premises closed.

     6. If Lessee requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain Lessor's approval and comply with Lessor's instructions in their installation.

     7. The Lessor may require that all persons who enter or leave the building at any time, if determined by Lessor from time to time to be necessary for the protection of the Building, must identify themselves to watchmen, by registration or otherwise.

     8. The bringing into the Building, taking therefrom, or removal therein of furniture, fixtures or supplies, when of large weight or bulk, shall be done at such times as the custodian of the Building shall arrange therefor. All damage to the Building caused by taking in, putting out or moving the same during the time it is in or on the Leased Premises shall be repaired at the expense of the Lessee owning or using same.

     9. Lessee will permIt access to the Leased Premises to Lessor at all reasonable times for inspection and cleaning and for such repairs, alterations, additions, installations and removals, including among others, pipes, wires and other apparatus, as Lessor may deem proper or usefUl for serving the Leased Premises or other part of the building.

     10. The maximum weight per square foot in each room shall not exceed seventy-five (75) pounds, without prior written approval of Lessor.

     11. Lessee shall comply with all federal, state and municipal laws, ordinances and regulations and shall not directly or indirectly make any use of the Leased Premises which may be prohibited by any laws, ordinances or regulations thereof or which shall be dangerous to person or property.

     12. Lessee shall be responsible for the observance of all Rules and Regulations by Lessee's employees, agents, clients, customers, invitees and guests.

     13. Lessee shall not at any time permit its employees to park in any Parking Areas designated as "Visitor Parking".

     14. Lessee will not (i) install or operate in the interior any internal combustion engine, Boiler, machinery, refrigerator, heating or air conditioning apparatus in or about the Leased Premises, (ii) carry on any mechanical business in or about the Leased Premises without written permission of Lessor, (iii) exhibit, sell, or offer for sale, use, rent or exchange in the Leased Premises or Building any article, thing or service except those ordinarily embraced within the permitted use of the Leased Premises specified in the Lease Agreement, (iv) use the Leased Premises for housing, Lodging or sleeping ~ a purposes, (v), (vi) place any radio or television antennae on the roof or on or in any part of the inside or outside of the Building other than the inside of the Leased Premises, (vii) operate or permit to be operated any musical or sound producing instrument or device inside or outside the Leased Premises which may be heard outside the Leased Premises, (viii) operate any electrical device from which may emanate electrical waves which may interfere with or impair radio or television broadcasting or reception from or in the Building or elsewhere,
(ix) bring or permit to be in the Building any bicycle or other vehicle or dog (except in the company of blind person) or other animal or bird, (x) make or permit any objectionable noise or odor to emanate from the Leased Premises, (xi) disturb, solicit or canvass any occupant of the Building, (xii) or do anything in or about the Leased Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Building.

     16. Signs. Lessee shall not place any signs, letters, symbols, or other identifying marks anywhere upon, about or within the Building and its Parking Areas, or upon the exterior of the doors, walls or windows of the Leased Premises, without the prior written approval of Lessor.

     Lessee hereby acknowledges that it has received, reviewed and understands the foregoing Rules and Regulations of the Building and acknowledges and agrees that such Rules and Regulations are a part of Lessee's Lease Agreement and shall be fully binding on Lessee during the Lease Term.



                                               /s/ Ross Summers
                                               ---------------------------------
                                                        Lessee

                                                        3/7/00
                                               ---------------------------------
                                                        Date

                             WARREN DAVIS PROPERTIES
                    316 PARK CENTRAL EAST - SPRINGFIELD MO 65806
                   -------------------------------------------
                   PHONE (417) - 862-9100 FAX (417) - 862-9665


                                   ADDENDUM C



TravelNow.Com hereby agrees to extend the Lease Agreement dated August 13, 1998 on Suites#306 and #418 in the McDaniel Building, Located at 318 Park Central East) Springfield, Missouri, 65806, from the date of its expiration on August 31, 2000 to the 30th day of April, 2001.

The lease rate on Suites #306 and #418 previously stated in the original Lease Agreement dated August 13, 1998 shall remain the same until April 30, 2001.

A renewal option of three - one year successive terms, with notice to be given within the condition provided for in the original Lease Agreement dated August 13, 1998.

All other terms and conditions of the Lease Agreement remain in force through the extension and renewal option periods.



LESSOR:                                     LESSEE:
Warren Davis Properties II, LLC             TravelNow.com


By:  /s/  Ron Shepherd                      By:  /s/  Ross Summers
    ---------------------------                  -------------------------------
    Ron Shepherd, Prop. Mngr.                    Ross Summers, Gen. Mngr.
Date:    3-7-00                             Date:  3/7/00
      -------------------------                    -----------------------------

                            WARREN DAVIS PROPERTIES
                  316 Park Central East, Springfield, MO 65806
                    Phone (417) 862-9100 Fax (417) 862-9665

                                  Addendum "D"
May 23, 2000



TravelNow.Com Inc. hereby agrees to add Suite #500, containing 2,276 square feet, located in the McDaniel Building at 318 Park Central East, Springfield, Missouri, 65806, to the existing Lease Agreement dated March 7, 2000.

The term shall commence on July 1, 2000 and shall expire on April 30, 2001.

The Lease rate shall be $18,207.96 per year payable in equal monthly installments of $1,517.33 due on the first of each month.

The option to renew this Addendum shall be in accordance with the original Lease Agreement dated March 7, 2000.

All terms and conditions of the Lease Agreement dated March 7, 2000 and its addendums shall apply to this Addendum "D".


IN WITNESS WHEREOF, Lessor and Lessee, acting by and through their duly authorized representatives have hereby caused this Addendum "D" to be executed in multiple counterparts, each of which shall have the force and effect of an original, as of the day and year first above written.


Lessor:                                 Lessee:
Warren Davis Properties II, LLC         TravelNow.Com Inc.

By: /s/ Ron Shepherd, Prop. Mngr        By: /s/ Ross Summers, Gen. Mngr
--------------------------------        -------------------------------
Ron Shepherd, Prop. Mngr                Ross Summers, Gen. Mngr
316 Park Central East, #101             318 Park Central East, #306
Springfield, Missouri  65806            Springfield, Missouri  65806